KANDI TECHNOLOGIES GROUP, INC.
DIRECTOR AGREEMENT

康迪科技集团公司董事协议

This Director Agreement (the "**Agreement**") is made and entered into as of _________, by and between Kandi Technologies Group, Inc., a Nevada corporation (the "**Company**"), and _________, an individual ("**Director**").

内达华州公司-康迪科技集团公司（"公司"）与_______（"董事"）于_____年__月___日签署该董事协议（"协议"）。

I. SERVICES

服务

1.1 Board of Directors. Director agrees to perform such tasks as may be necessary to fulfill Director's obligations as a member of the Board and its committees and serve as a director so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Articles of Incorporation, Bylaws and any applicable stockholders' agreement of the Company and until such time as he resigns, fails to stand for election, fails to be elected by the stockholders of the Company or is removed from his position. Director may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement with respect to the Director.

1.1 董事会

董事同意，自根据公司章程适用条款、细则和适用的公司股东协议被任命或选举为董事会及其委员会成员至其辞职、落选、未被公司股东当选或离职之日止，执行履行董事义务所需的任务。董事可随时以任何原因辞职或被撤职（根据任何其他合同义务或法律实施的其他义务），根据此协议公司对该董事无责任义务。

1.2 Director Services. Director's services to the Company hereunder shall include service on the Board to manage the business of the Company in accordance with applicable law and stock exchange rules as well as the Articles of Incorporation and Bylaws, serving on committees of the Board as appointed and such other services mutually agreed to by Director and the Company (the "**Director Services**").

1.2 董事服务 董事对公司的服务应包括根据适用的法律、证券交易所法规、公司章程和细则服务于董事会，管理公司事物，服务于所任命的董事会委员会以及董事与公司所达成一致的其他服务("董事服务")。

1.3 Member of Audit Committee Chairman. The Director will serve as a member of the Audit Committee of the Board. The Director will provide his service to fulfill the duties set out

in the charter of the Audit Committee. The Company and the Director acknowledge that all official appointments to committees of the Board are made by the Board.

1.3 审计委员会成员 董事将担任董事会审计委员会成员。 董事将提供服务以履行审计委员会章程所规定的职责。公司和董事确认由董事会做出对董事会委员会成员的正式任命。

1.4 Term. This Agreement shall terminate upon the "**Expiration Date**" which shall be the earlier of the date on which Director ceases to be a member of the Board for any reason, including death, resignation, removal, or failure to be elected by the stockholders of the Company, or the date of termination of this Agreement in accordance with Section 5.2 hereof.

1.4 期限 该协议应在“到期日”终止；因死亡、辞职、撤职、未被公司股东当选等原因而不再是董事会成员，终止日期应早于此期日；或根据该协议第 5.2 条之规定该协议的终止日期。

II. COMPENSATION

薪酬

2.1 Expense Reimbursement. The Company shall reimburse Director for all reasonable travel and other out-of-pocket expenses incurred in connection with the **Director Services** rendered by Director.

2.1 费用报销 公司应报销与董事服务有关所产生的所有合理费用和其他垫付的费用。

2.2 Fees to Director. The Company agrees to pay Director a fee of US$ ________ per month and _____ shares of Company's restricted Common Stock every six months for the **Director Services.**

2.2 董事服务费 公司同意就董事提供的服务，每月支付董事______美元服务费并每 6 个月向其发行_______股公司限制普通股。

2.3 Director and Officer Liability Insurance. The Company will maintain a customary director and officer liability insurance policy for all Board members and such policy will cover Director to the same extent as other directors and officers covered under the policy.

2.3 董事和高管责任险 公司将保持为所有董事会成员保董事和高管责任险惯例，董事将同等程度享有此保单下其他董事和高管所享有所有险。

III. CONFIDENTIALITY AND NONDISCLOSURE

保密性和不披露性

3.1 Confidentiality. During the term of this Agreement, and for a period of three (3) year after the Expiration Date, Director shall maintain in strict confidence all information he has obtained or shall obtain from the Company, which the Company has designated as "confidential" or which is by its nature confidential, relating to the Company's business, operations, properties, assets, services, condition (financial or otherwise), liabilities, employee relations, customers (including customer usage statistics), suppliers, prospects, technology, or trade secrets, except to the extent such information (i) is in the public domain through no act or omission of the Company, (ii) is required to be disclosed by law or a valid order by a court or other governmental body, or (iii) is independently learned by Director outside of this relationship (the "**Confidential Information**").

3.1 保密性 此协议期间及协议到期后 3（叁）年里，董事应对其已得到的或应从公司获得的一切信息严格保密。这些信息已被公司指定为"保密文件"或根据其保密性，涉及到公司业务、经营、财产、资产、服务、状况（财务或其他）、负债、雇员关系、客户（包括客户使用统计数据）、供应商、公司前景、技术或商业秘密，以下信息除外：（i）由于公司的不作为或疏忽而被公开的信息。（ii）依据法律、法院或其他政府机构的有效命令要求披露的信息。（iii）董事身份关系（"保密信息"）之外，董事独自获得的信息。

3.2 Nondisclosure and Nonuse Obligations. Director will use the Confidential Information solely to perform his obligations for the benefit of the Company hereunder. Director will treat all Confidential Information of the Company with the same degree of care as Director treats his own Confidential Information, and Director will use his best efforts to protect the Confidential Information. Director will not use the Confidential Information for his own benefit or the benefit of any other person or entity, except as may be specifically permitted in this Agreement. Director will immediately give notice to the Company of any unauthorized use or disclosure by or through him, or of which he becomes aware, of the Confidential Information. Director agrees to compensate the Company for any damages caused by such unauthorized use or disclosure of the Confidential Information.

3.2 不披露和不使用义务 为了公司利益，董事将独自使用公司保密信息来履行其义务。董事应像对待自己的保密信息一样对待公司所有的保密信息，并尽其全力保护保密信息。董事不能为自己的利益或其他人或实体的利益而使用保密信息，除非本协议特别允许。董事就由他或通过他越权使用或披露保密文件，或其注意到保密文件的越权使用或披露之事宜，应立即通知公司。董事同意赔偿因保密信息的越权使用和披露对公司所造成的一切损失。

3.3 Return of Company Property. All materials furnished to Director by the Company, whether delivered to Director by the Company or made by Director in the performance of Director Services under this Agreement (the "**Company Property**"), are the sole and exclusive property of the Company. Director agrees to promptly deliver the original and any copies of the Company Property to the Company at any time upon the Company's request. Upon termination of this Agreement by either party for any reason, Director agrees to promptly deliver to the Company or destroy, at the Company's option, the original and any copies of the Company Property. Director agrees to certify in writing that Director has so returned or destroyed all such Company Property.

3.3 公司财产的归还 ，公司配给董事的所有财物，无论是公司交给的还是在该协议下履行董事服务时董事得到的（“公司财产”）都为公司专有财产。董事同意一经公司要求，立即将公司财物原件或副本交给公司。在任何一方因任何原因终止该协议后，董事同意立即把公司财物原件和副本上交公司或按公司的要求对其进行销毁。董事同意书面证明其已按此归还或销毁所有这些公司财物。

IV. COVENANTS OF DIRECTOR

董事契约

4.1 No Conflict of Interest. During the term of this Agreement, and for a period of one (1) year after the Expiration Date, Director shall not be employed by, own, manage, control or participate in the ownership, management, operation or control of any person, firm, partnership, corporation or unincorporated association or entity of any kind that is competitive with the Company or otherwise undertake any obligation inconsistent with the terms hereof, provided that Director may continue Director's current affiliation or other current relationships with the entity or entities described on Exhibit A (all of which entities are referred to collectively as "**Current Affiliations**"). This Agreement is subject to the current terms and agreements governing Director's relationship with Current Affiliations, and nothing in this Agreement is intended to be or will be construed to inhibit or limit any of Director's obligations to Current Affiliations. Director represents that nothing in this Agreement conflicts with Director's obligations to Current Affiliations. A business shall be deemed to be "competitive with the Company" for purpose of this Article IV only if and to the extent it engages in a business substantially similar to the Company's business.

4.1 无利益冲突 该协议期间及协议到期日后 1（壹）年里，董事不应被雇而拥有、管理、控制或参与与公司有竞争关系的任何人、公司、合伙企业、企业、非公司组织或任何类似实体的所有权、管理、经营或控制，如果董事继续保持与附表 A 所描述的该实体或多个实体目前的从属关系(所指实体共同被称为“目前的从属关系”)，就要承担违反该协议条款的责任。 本协议应遵守约束董事与目前附属机构的关系的条款和协议，本协议不试图或将被理解为禁止或限制董事对目前从属关系义务的履行。根据本协议第四条，只有从事与公司业务本质上相似的企业才应被视为“公司的竞争对手”。

4.2 Noninterference with Business. During the term of this Agreement, and for a period of one (1) year after the Expiration Date, Director agrees not to interfere with the business of the Company in any manner. By way of example and not of limitation, Director agrees not to

solicit or induce any employee, independent contractor, customer or supplier of the Company to terminate or breach his, her or its employment, contractual or other relationship with the Company.

4.2 不干涉业务 本协议期间及协议到期日后 1（壹）年里，董事同意不以任何方式干涉公司业务。举例说明，但并不只限于此例：董事同意不招募或吸收公司雇员，独立承包人、客户或供应商，而终止或违反他、她或它与公司的雇佣、合同或其他关系。

V. TERM AND TERMINATION

有效期和协议终止

5.1 Term. This Agreement is effective as of the date first written above and will continue until the Expiration Date.

5.1 有效期 本协议有效期自文首日期至到期日。

5.2 Termination. Either party may terminate this Agreement at any time upon thirty (30) days prior written notice to the other party, or such shorter period as the parties may agree upon.

5.2 协议终止 任何一方可在事先书面通知另一方 30 天后随时终止协议，或按双方认可的更早时间终止协议。

5.3 Survival. The rights and obligations contained in Articles III and IV will survive any termination or expiration of this Agreement.

5.3 保留 本协议第 3 和 4 条款中所包含的权利和义务保留至本协议终止或到期以后。

VI. MISCELLANEOUS

其他

6.1 Assignment. Except as expressly permitted by this Agreement, neither party shall assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

6.1 受让 未经另一方事先书面同意，除非本协议明确允许，任何一方不得受让、委派或转移本协议下的其权利或义务。根据上述事项，本协议对双方及其各自的继承人、法律代表、继任人和受让人具有约束力，并为其利益而订立。

6.2 No Waiver. The failure of any party to insist upon the strict observance and performance of the terms of this Agreement shall not be deemed a waiver of other obligations hereunder, nor shall it be considered a future or continuing waiver of the same terms.

6.2 不放弃 如果任何一方不能坚持严格遵守和履行本协议条款，不应被看做放弃履行本协议的其他义务，也不应被看做以后或继续放弃对相同条款的履行。

6.3 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by facsimile transmission upon acknowledgment of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth on the signature page of this Agreement or such other address as either party may specify in writing.

6.3 通知 本协议所要求或允许的通知应以书面形式按如下递送：（i）亲自递送（ii）通过快递递送，书面确认收到；（iii）确认收到电子传送后，传真发送；（iv）通过保证邮件或挂号信递送，确认收到后，要求回执。通知应递送至本协议签字页所规定的地址，或双方书面指定的地址。

6.4 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware

6.4 适用法律 本协议在各个方面受特拉华州法律的约束。

6.5 Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

6.5 可分割性 如果本协议中的一些条款被法院认定为不合法、无效或不可执行，本协议的其余条款的有效性和可执行性不应因此而受到影响或损害。

6.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all Director Services undertaken by Director for the Company.

6.6 整个协议 本协议构成双方关于该主题的整个协议，并取代有关此主题的所有先前或当时的口头或书面协议。本协议条款应规定董事为公司执行的一切董事服务。

6.7 Amendments. This Agreement may only be amended, modified or changed by an agreement signed by the Company and Director. The terms contained herein may not be altered, supplemented or interpreted by any course of dealing or practices.

6.7 修正 公司和董事签署修改协议后，方能修正、修改或改动本协议。本协议所包含的条款不能因实践运用中的变动而被改动、补充或解读。

6.8 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.8 <u>副本</u> 本协议按一式两份执行，每份文本都应被视为原件，两份文本共同构成同一份协议。

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

兹证明，自本协议文首日期，双方已执行了本协议。

Company:
公司名称
Address:
地址
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People's Republic of China
321016
中国浙江省金华市工业园区
邮编： 321016

KANDI TECHNOLOGIES GROUP, INC.
康迪科技集团公司

By 签名: ______________________________
Name: Xiaoming Hu
姓名：胡晓明
Title: Chief Executive Officer
头衔：首席执行官

Independent Director:
独立董事：
Address:
地址：

____

<u>EXHIBIT A</u>

<u>附表</u> **<u>A</u>**

Director's Current Affiliations

董事目前的附属关系